UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2024

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principal Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
The Current Report on Form 8-K filed January 22, 2024, and the Current Report on Form 8-K filed March 11, 2024, are both being amended to include compensation arrangements that had not been determined at the original time of each filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 22, 2024, Jack Henry & Associates, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that the Board of Directors (the “Board”) adopted a transition plan pursuant to which Gregory R. Adelson was appointed Chief Executive Officer and President of the Company, effective July 1, 2024, and announced that David B. Foss would assume the role of Executive Board Chair of the Company, effective July 1, 2024. On March 11, 2024, the Company filed a Current Report on Form 8-K reporting that Shanon G. McLachlan was appointed Senior Vice President and Chief Operating Officer of the Company, effective July 1, 2024. At the time of the announcements, compensation decisions for the new appointees had not been decided.
On June 26, 2024, the Human Capital & Compensation Committee of the Board approved the following compensation arrangements for the new appointees:
•In his role as Chief Executive Officer and President of the Company, Mr. Adelson will receive a base annual salary of $750,000, an annual cash incentive bonus target for fiscal year 2025 of 125% of his annual base salary, and long-term equity incentive compensation awards with target grant value for fiscal year 2025 of 667% of his annual base salary.
•In his role as Executive Board Chair of the Company, Mr. Foss will receive a base annual salary of $500,000, an annual cash incentive bonus target for fiscal year 2025 of 100% of his annual base salary, and a one-year equity award of restricted stock units with grant value for fiscal year 2025 of 500% of his annual base salary.
•In his role as Senior Vice President and Chief Operating Officer of the Company, Mr. McLachlan will receive a base annual salary of $450,000, an annual cash incentive bonus target for fiscal year 2025 of 90% of his annual base salary, and long-term equity incentive compensation awards with target grant value for fiscal year 2025 of 222% of his annual base salary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	June 28, 2024	/s/ Mimi L. Carsley
Mimi L. Carsley
Chief Financial Officer and Treasurer